                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                   TO TENDER
               OUTSTANDING 12 3/4% SENIOR DISCOUNT NOTES DUE 2009
                                       of
                      CAPSTAR BROADCASTING PARTNERS, INC.
      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST ___, 1997

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST ___, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                   UNITED STATES TRUST COMPANY OF TEXAS, N.A.

                        By Registered or Certified Mail,
                        by Overnight Courier or by Hand:

                   United States Trust Company of Texas, N.A.
                                  P.O. Box 844
                         Attn: Corporate Trust Services
                                 Cooper Station
                         New York, New York  10276-0844

                                    By Hand:
                   United States Trust Company of Texas, N.A.
                                  111 Broadway
                                  Lower Level
                         Attn: Corporate Trust Services
                            New York, New York 10006

                             By Overnight Courier:
                   United States Trust Company of Texas, N.A.
                            770 Broadway, 13th Floor
                            New York, New York 10003
                        Attn:  Corporate Trust Services

                                 By Facsimile:
                                 (212) 420-6152

                             Confirm by Telephone:
                                 (800) 548-6565

   (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING 12 3/4% SENIOR DISCOUNT NOTES DUE 2009 (THE "OLD NOTES") FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEW 12 3/4% SENIOR DISCOUNT NOTES DUE 2009 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                       DESCRIPTION OF TENDERED OLD NOTES


===============================================================================================================
                                                                                                      Aggregate
                                                                                                      Principal
                                                                                                      Amount at
                 Name(s) and Address(es) of Registered Owner(s)                       Certificate      Maturity
                           (Please fill in, if blank)                                  Number(s)       Tendered
---------------------------------------------------------------------------------------------------------------
                                                                                      -----------      --------
                                                                                      -----------      --------
                                                                                      -----------      --------
                                                                                         Total
                                                                                       Principal
                                                                                       Amount of
                                                                                         Notes
                                                                                       Tendered
===============================================================================================================

LADIES AND GENTLEMEN:

    1. The undersigned hereby tenders to Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), the Old Notes described above pursuant to the Company's offer of $1,000 principal amount at maturity of 12 3/4% Senior Discount Notes due 2009 (the "New Notes") in exchange for each $1,000 principal amount at maturity of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus dated August ___, 1997 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

    2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

    3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

    4.   The undersigned hereby represents and warrants that:

          (a) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          (b) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

          (c) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

          (d) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

    5. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer, the undersigned represents that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    6. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

    7. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.

================================================================================
                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 1)

        To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

         Mail [ ]   Issue [ ]   (check appropriate boxes) certificates to:

    Name:
         -------------------------------------------------------------------
                                (PLEASE PRINT)
    Address:
            ----------------------------------------------------------------

            ----------------------------------------------------------------

            ----------------------------------------------------------------
                             (INCLUDING ZIP CODE)
================================================================================





================================================================================
                       SPECIAL BROKER-DEALER INSTRUCTIONS
                                  (See Item 5)

      [ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

    Name:
         -------------------------------------------------------------------
                                (PLEASE PRINT)
    Address:
            ----------------------------------------------------------------

            ----------------------------------------------------------------

            ----------------------------------------------------------------
                             (INCLUDING ZIP CODE)
================================================================================

================================================================================

                                   SIGNATURE

To be completed by all exchanging noteholders. Must be signed by the registered holder exactly as its name appears on the Old Notes. If signature is by trustee, executor, administrator, guardian, attorney- in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


      X
       -------------------------------------------------------------------------


      X
       -------------------------------------------------------------------------
               SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

      Dated:
            --------------------------------------------------------------------

      Name(s):
              ------------------------------------------------------------------

      --------------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)

      Capacity:
               -----------------------------------------------------------------
      Address:
              ------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
                             (INCLUDING ZIP CODE)

      Area Code and Telephone No.:
                                  ----------------------------------------------


               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

        Certain Signatures Must be Guaranteed by an Eligible Institution


      --------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

      --------------------------------------------------------------------------
              (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                        (INCLUDING AREA CODE) OF FIRM)

      --------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

      --------------------------------------------------------------------------
                                (PRINTED NAME)

      --------------------------------------------------------------------------
                                   (TITLE)

      Dated:
            --------------------------------------------------------------------

================================================================================


              PLEASE READ THE INSTRUCTIONS ON THE FOLLOWING PAGE,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Unless the box titled "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution, signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

         THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE.
NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         4. TAX INFORMATION. Please complete the attached Substitute Form W-9. See "Tax Information and Guidelines."

         5. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be resolved by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                         TAX INFORMATION AND GUIDELINES

         You must provide the Exchange Agent with your correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 set forth below. If you are an individual, your TIN is your social security number.

         On the Substitute Form W-9, you must certify under penalties of perjury that: (a) your TIN is correct, and (b) you are not subject to backup withholding, either because the Internal Revenue Service ("IRS") has not notified you that you are subject to backup withholding as a result of a failure to report interest or dividends or because the IRS has notified you that you are no longer subject to backup withholding. If the IRS has notified you that you are subject to backup withholding because of under reporting of interest or dividends, you must cross out item (2) in the "Certification" section of the Substitute Form W-9. If subsequently, however, the IRS notifies you that you are not longer subject to backup withholding, you should not cross out item (2).

         Exempt persons, which include all corporations and certain foreign individuals, are not subject to the backup withholding and reporting requirements. An exempt person should furnish its TIN, write "Exempt" on the face of the Substitute Form W-9, and sign and date the form. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such person must also submit to the Exchange Agent with this Letter of Transmittal a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to such person's foreign status.

         If you are required to provide a TIN, but have not been issued a TIN and have applied for one, or intend to apply for one in the near future, you should write "Applied For" on the line of the Substitute Form W-9 requiring a TIN. Generally, you will then have 60 days to get a TIN and give it to the Exchange Agent. If the Exchange Agent does not receive your TIN within 60 days, backup withholding, if applicable, will begin.

         If you do not provide the Exchange Agent with your correct TIN, you may be subject to a $50 penalty that the IRS imposes. Failure to comply truthfully with the backup withholding certification requirements may also result in the imposition of criminal and civil fines and penalties.

=========================================================================================================
 SUBSTITUTE                       PART I -  PLEASE PROVIDE YOUR          Social Security Number
 Form W-9                         TAXPAYER IDENTIFICATION NUMBER IN
================================= THE BOX AT RIGHT AND CERTIFY BY        ================================
                                  SIGNING AND DATING BELOW.
                                                                         Employer Identification Number
=========================================================================================================
 Department of the Treasury,      PART II - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE "TAX
 Internal Revenue Service         INFORMATION AND GUIDELINES" ABOVE FOR CERTIFICATION OF TAXPAYER
 Payer's Request for Taxpayer     IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 ENCLOSED HEREWITH AND
 Identification Number (TIN)      COMPLETE AS INSTRUCTED THEREIN.
=========================================================================================================

 CERTIFICATION - Under penalties of perjury, I certify that:

    (1) The number shown on this form is my correct taxpayer identification number or a taxpayer identification number has not been issued to me and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

    (2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or the Service has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTION - You must cross out item (2) above if you have been notified by the Service that you are subject to backup withholding because of under reporting interest or dividends on your tax return unless you received a subsequent notification from the Service stating that you are no longer subject to backup withholding.
================================================================================
 SIGNATURE:                                                DATE:
--------------------------------------------------------------------------------
 NAME:
--------------------------------------------------------------------------------
 ADDRESS:
================================================================================